Item G.1.b.iv. (Information call for by Item 405 of Regulation S-K:

Delinquent Section 16(a) Reports:

Section 16(a) of the 1940 Act requires our executive officers, members of our Board, and persons who own more than ten percent of our shares to file initial reports of ownership and reports of changes in ownership with the SEC and furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, we believe that, with respect to fiscal year ended December 31, 2023, such persons complied with all such filing requirements, except that the purchase by PGIM Strategic Investments, Inc. (“PSI”) of Class I Common Stock of the Fund was not timely made, and that, as part of an internal transfer of Class I Common Stock from PSI to The Prudential Insurance Company of America (“PICA”) the filing of Form 3 for PICA and the filing of a Form 4 for PSI were not timely made.